    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 4, 1999

                                                    Registration No. 333-63483

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           04-2739697
  (State or other jurisdiction                             (I.R.S. employer
of incorporation or organization)                       identification number)

                                 TEN CANAL PARK
                         CAMBRIDGE, MASSACHUSETTS 02141
                                 (617) 949-1000
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------


                                LAWRENCE B. EVANS
                Chairman of the Board and Chief Executive Officer
                             ASPEN TECHNOLOGY, INC.
                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                                 (617) 949-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ----------------------


                                   Copies to:

     STEPHEN J. DOYLE, ESQ.                            MARK L. JOHNSON, ESQ.
Vice President, General Counsel,                     FOLEY, HOAG & ELIOT LLP
Chief Legal Officer and Secretary                     One Post Office Square
     ASPEN TECHNOLOGY, INC.                        Boston, Massachusetts 02109
        Ten Canal Park
 Cambridge, Massachusetts 02141

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     The Registrant hereby withdraws from registration all of those shares of its common stock, $.10 par value per share, registered pursuant to its Registration Statement on Form S-3 (registration number 333-63483) and not sold as of the time of filing of this Post-Effective Amendment No. 1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Massachusetts, as of February 4, 1999.


                                                 ASPEN TECHNOLOGY, INC.


                                                 By: /s/ Lawrence B. Evans
                                                    ----------------------
                                                    Lawrence B. Evans
                                                    Chairman of the Board and
                                                    Chief Executive Officer


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated as of February 4, 1999.

                 SIGNATURE                          TITLE
                 ---------                          -----

           /s/  LAWRENCE B. EVANS           Chairman of the Board
       -----------------------------        and Chief Executive Officer
                Lawrence B. Evans           (Principal Executive Officer)


                    *
       -----------------------------        Chief Financial Officer (Principal
               Lisa W. Zappala              Financial and Accounting Officer)


                    *
       -----------------------------        Director
             Joseph F. Boston


                    *
       -----------------------------        Director
          Gresham T. Brebach, Jr.


                    *
       -----------------------------        Director
              Douglas R. Brown


                    *
       -----------------------------        Director
              Joan C. McArdle


                    *
       -----------------------------        Director
               Alison Ross


       *By  /s/ LAWRENCE B. EVANS
          -------------------------
               Lawrence B. Evans
               Attorney-in-fact